- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) - May 17, 1995



                             FOREST OIL CORPORATION
             (Exact name of registrant as specified in its charter)



   New York                          0-4597                 25-0484900
(State or other juris-            (Commission             (IRS Employer
diction of incorporation)          file number)         Identification No.)


      1500 Colorado National Building, 950 - 17th Street, Denver, CO 80202
             (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code: (814) 368-7171

- -------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS

       On May 17, 1995 Forest Oil Corporation (the "Company") entered into a Purchase Agreement (the "Anschutz Agreement") with The Anschutz Corporation ("Anschutz") with respect to the purchase of certain of the Company's securities. In addition, on May 17, 1995 the Company entered into a Restructure Agreement (the "JEDI Agreement") with Joint Energy Development Investments Limited Partnership ("JEDI") with respect to the restructuring of the Company's $62.1 million loan from JEDI.

     On May 19, 1995, pursuant to the Anschutz Agreement, Anschutz loaned the Company $9.9 million (the "Anschutz Loan"). The Anschutz Loan is evidenced by a nonrecourse convertible secured promissory note (the "Anschutz Note").
The Company also entered into a Registration Rights Agreement with Anschutz with respect to the registration under the Securities Act of 1933 of shares of the Company's common stock acquired by Anschutz upon conversion of the Anschutz Note or otherwise pursuant to or as contemplated by the Anschutz Agreement. In connection with the Anschutz Agreement, (a) the Company (i) obtained the requisite consent of the holders of the Company's 11 1/4% Senior Subordinated Notes due 2003 (the "Subordinated Notes") to the waiver of the change of control covenant in the Indenture pursuant to which the Subordinated Notes were issued with respect to the transactions contemplated by the Anschutz Agreement and the acquisition by Anschutz or its affiliates of any equity securities of the Company, and (ii) amended the Company's bank revolving credit agreement to permit the Company to enter into, and to grant security interests in certain assets to secure, the Anschutz Loan, and (b) each executive officer of the Company who is a party to a Severance Agreement with the Company waived the obligations of the Company thereunder with respect to a Change of Control (as defined in the Severance Agreement) as a consequence of the transactions contemplated by the Anschutz Agreement or as a consequence of the acquisition by Anschutz or its affiliates of beneficial ownership or the right to acquire beneficial ownership of equity securities of the Company.

       For additional information concerning this item, please refer to Exhibits 99.1, 99.2, 99.3, and 99.4 hereto, which are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)  Exhibits

            (99.1) Forest Oil Corporation press release announcing the signing of definitive agreements with The Anschutz Corporation and with Joint Energy Development Investments Limited Partnership.

            (99.2) Purchase Agreement dated as of May 17, 1995 between Forest Oil Corporation and The Anschutz Corporation.

            (99.3) Restructure Agreement dated as of May 17, 1995 between Joint Energy Development Investments Limited Partnership and Forest Oil Corporation.

            (99.4) Forest Oil Corporation press release announcing the closing of the first phase of Anschutz transaction.

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FOREST OIL CORPORATION
                                            (Registrant)



Dated:  May 26, 1995                 By /s/  Daniel L. McNamara
                                         -----------------------------
                                         Daniel L. McNamara
                                         Secretary

                                  EXHIBIT INDEX                        PAGE NO.


Exhibit 99.1 Forest Oil Corporation press release announcing the signing of definitive agreements with The Anschutz
             Corporation and with Joint Energy Development
             Investments Limited Partnership.


Exhibit 99.2 Purchase Agreement dated as of May 17, 1995 between
             The Anschutz Corporation and Forest Oil Corporation.

Exhibit 99.3 Restructure Agreement dated as of May 17, 1995 between
             Joint Energy Development Investments Limited
             Partnership and Forest Oil Corporation.


Exhibit 99.4 Forest Oil Corporation press release announcing the closing of the first phase of Anschutz transaction.


                                       -3-